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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 6, 2006

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                                 STEELCASE INC.

            Michigan                    1-13873                38-0819050
    (State of incorporation)          (Commission             (IRS employer
                                      File Number)       identification number)

                  901 44th Street SE
                Grand Rapids, Michigan                           49508
       (Address of principal executive offices)               (Zip code)

                                 (616) 247-2710

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  Regulation FD Disclosure

On September 6, 2006, Steelcase Inc. issued a press release announcing the acquisition of Softcare Innovations Inc. and DJRT Manufacturing Inc. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

            Exhibit
            Number     Description
            -------    ---------------------------------------------------------
             99.1      Press release dated September 6, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    STEELCASE INC.

Date: September 6, 2006

                                                    /s/ JAMES P. KEANE
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                                                    James P. Keane
                                                    Senior Vice President
                                                    and Chief Financial Officer
                                                    (Duly Authorized Officer and
                                                    Principal Financial Officer)

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                                  EXHIBIT INDEX

            Exhibit
            Number     Description
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             99.1      Press release dated September 6, 2006